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FORM 8-A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Deja Foods, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State (jurisdiction) of incorporation or organization)	05-0581183 (IRS Employer Identification Number)

16501 Ventura Blvd., Suite 503
Encino, CA 91436
(818) 788-5337
(Address of principal executive offices)

        If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. ☐

        If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. ☐

Securities to be registered pursuant to Section 12(b) of the Act:	None
Name of each exchange on which each class is to be registered:	NASDAQ Electronic Bulletin Board
Securities to be registered pursuant to Section 12(g) of the Act:	Common Stock, $.001 par value

DESCRIPTION OF SECURITIES

ITEM 1. Description of Registrant's Securities to Be Registered

        Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-124016, filed on April 12, 2005 and as amended from time to time thereafter, is incorporated herein by reference, including specifically, "Description of Securities," contained therein.

ITEM 2. Exhibits

  1.
  1.1 Specimen Certificate for $.001 par value common stock of the Registrant

  2.
  Articles of Incorporation of Registrant, as amended filed as Exhibit 3.1 to the Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-124016, filed on April 12, 2005 and incorporated herein by reference

  3.
  Bylaws of Registrant, filed as Exhibit 3.2 to the Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-124016, filed on April 12, 2005 and incorporated herein by reference

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SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 20, 2005	Deja Foods, Inc.
	By:	/s/ DAVID FOX David Fox Chief Executive Officer

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  ITEM 1. Description of Registrant's Securities to Be Registered
  ITEM 2. Exhibits
SIGNATURE